UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 __________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 20, 2026

__________________________________________
SENSATA TECHNOLOGIES HOLDING PLC
(Exact name of Registrant as specified in its charter)

 __________________________________________

England and Wales	001-34652	98-1386780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 Pleasant Street
Attleboro, Massachusetts 02703, United States
(Address of Principal executive offices, including Zip Code)
+1(508) 236 3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

 __________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary Shares - nominal value €0.01 per share	ST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Compensatory Arrangements of Certain Officers.

On January 20, 2026, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Sensata Technologies Holding plc (the “Company”) approved certain changes to the compensation arrangements of Stephan von Schuckmann, Chief Executive Officer, and Andrew Lynch, Executive Vice President and Chief Financial Officer. In connection with its annual review of executive compensation and after considering market data and Company performance, the Committee determined that these adjustments were appropriate to support retention and further align each executive’s compensation with the Company’s strategic objectives.
Effective July 1, 2026, Mr. von Schuckmann’s annual compensation will be modified as follows:
•Base Salary: Increased from $1,117,000 to $1,150,000.
•Annual Bonus Opportunity: His target annual bonus opportunity will increase from 125% to 135% of base salary, subject to the achievement of performance goals established by the Committee.
Additionally, the Board approved long-term incentive compensation for Mr. von Schuckmann with a grant-date value of $8,700,000, consisting of restricted stock units and performance-based restricted stock units. The long-term incentive award will be granted on April 1, 2026 (the “Grant Date”) pursuant to the Company’s 2021 Equity Incentive Plan and will vest in accordance with the vesting schedule and other terms established by the Committee on the Grant Date.
Effective April 1, 2026, Mr. Lynch’s base salary increased from $540,000 to $650,000. Additionally, the Board approved long-term incentive compensation for Mr. Lynch with a grant-date value of $1,500,000, consisting of restricted stock units and performance-based restricted stock units. The long-term incentive award will be granted on the Grant Date pursuant to the Company’s 2021 Equity Incentive Plan and will vest in accordance with the vesting schedule and other terms established by the Committee on the Grant Date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING PLC

/s/ David Stott
Date:	January 26, 2026	Name: David Stott
Title: Executive Vice President, General Counsel

3